SECURITIES AND EXCHANGE COMMISION
                               WASHINGTON DC 20549
                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        DATE OF REPORT: OCTOBER 18, 2004

                        (Date of earliest event reported)

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------

             (Exact Name of Registrant as Specified in its Charter)

           Idaho                       000-30065                   82-0230842
           -----                       ---------                   ----------
  (State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                               Identification #

                 501 Broadway Suite 200 Idaho Falls, Idaho 83402
                 -----------------------------------------------

            (Address and Zip Code of the Principal Executive Offices) Registrant's telephone number including area code: (208) 529-5337


                            (Former Name and Address)


                                 (208) 529-5337
               ---------------------------------------------------
               (Registrants telephone number, including area code)


 Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934
     during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.
                               YES  [X]   NO  [ ]


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2004, Intrepid Technology & Resources, Inc. ('the Company"), entered into a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. Pursuant to the Standby Equity Distribution Agreement, the Company may, at its discretion, periodically sell to Cornell Capital Partners, LP shares of common stock for a total purchase price of up to $25.0 million. For each share of common stock purchased under the Standby Equity Distribution Agreement, Cornell Capital Partners LP will pay the Company 99% of, or a 1% discount to, the lowest closing bid price of the Company's common stock on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. Cornell Capital Partners LP will retain 5% of each advance under the Standby Equity Distribution Agreement and received $500,000 worth of common stock of the Company as a fee under the Standby Equity Distribution Agreement. Cornell Capital Partner's obligation to purchase shares of the Company's common stock under the Standby Equity Distribution Agreement is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock sold under the Standby Equity Distribution Agreement and is limited to $350,000 per weekly advance and $1,200,000 per 30 days. The Company shall also pay Newbridge Securities Corporation a fee equal to $10,000 of the Company's common stock under a placement agent agreement relating to the Standby Equity Distribution Agreement.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 13, 2004, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners, LP. Pursuant to the Securities Purchase Agreement, the Company shall issue convertible debentures to Cornell Capital Partners, LP in the original principal amount of $750,000. The $750,000 will be disbursed as follows: (i) $450,000, within five days of the closing of all the transaction documents with Cornell Capital Partners, L.P., (ii) $150,000, within five days of the filing of a registration statement related to the shares issueable upon conversion of the convertible debentures, and (iii) the remaining $150,000, within five days of the registration statement being declared effective by the SEC. The second and third fundings are conditioned upon the Company increasing its authorized shares of common stock to at least 250,000,000 shares. The debentures are convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the Volume Weighted Average Price of the common stock on the date of the Securities Purchase Agreement or (ii) 80% of the Volume Weighted Average Price of the common stock of the Company for the five trading days immediately preceding the conversion date. The debentures are secured by the assets of the Company. The debentures have a three-year term and accrue interest at 5% per year. Cornell Capital Partners, LP will receive 10% of the gross proceeds of the convertible debentures, paid directly from escrow upon each funding disbursement described above. At maturity, the debentures will automatically convert into shares of common stock at a conversion price equal to the lower of (i) 120% of the Volume Weighted Average Price of the common stock on the date of the Securities Purchase Agreement or (ii) 80% of the Volume Weighted Average Price of the common stock of the Company for the five trading days immediately preceding the conversion date.

ABOUT INTREPID TECHNOLOGY AND RESOURCES, INC.

Intrepid Technology and Resources, Inc. specializes in developing, constructing, operating, and owning or co-owning a portfolio of projects in the Biofuels Production area of the Renewable Energy sector. Biofuels are combustible fuels such as biogas (methane), biodiesel, ethanol and hydrogen that are produced from biomass -- i.e. plant-derived organic matter. The Company's current primary focus is on biogas. The Company intends to use the proceeds that are expected from these agreements with Cornell


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
Capital Partners, LP, to fund the efforts to construct and operate BioFuels digester facilities in southern Idaho and Western United States and support ongoing operations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Not applicable

     (b)   Not applicable

     (c)   Exhibit No. Description

     99a.  Standby Equity Distribution Agreement

     99b.  Securities Purchase Agreement

     99c.  Registration Rights Agreement

     99d.  Investor Registration Rights Agreement

     99e.  Placement Agent Agreement

     99f.  Press Release, dated October 18, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                          Description                           Pages
--------------------------------------------------------------------------------
Ex - 99a.doc  Standby Equity Distribution Agreement . . . . . . . . . . .   5-28

Ex - 99b.doc  Securities Purchase Agreement . . . . . . . . . . . . . . .  29-52

Ex - 99c.doc  Registration Rights Agreement . . . . . . . . . . . . . . .  53-67

Ex - 99d.doc  Investor Registration Rights Agreement. . . . . . . . . . .  68-83

Ex - 99e.doc  Placement Agent Agreement . . . . . . . . . . . . . . . . .  84-97

Ex - 99f.doc  Press Release . . . . . . . . . . . . . . . . . . . . . . .  98-99


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  INTREPID TECHNOLOGY & RESOURCES, INC.
                                              (Registrant)


Date:  October 18, 2004           By:  /s/ Dr. Dennis D. Keiser, Chief Executive
                                       -----------------------------------------
                                  Officer & President
                                  -------------------


Date:  October 18, 2004           By:  /s/ Dr. Jacob D. Dustin, Vice President,
                                       ----------------------------------------
                                  Secretary, and Treasurer
                                  ------------------------


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